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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                        ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 6, 1996





                      OLYMPIC RECEIVABLES FINANCE CORP.
                               as originator to
                 OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-B
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     33-97608                 41-(Applied for)
- ------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS employer
    of incorporation)               file number)            identification No.)


      7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
      ---------------------------------------------------------------
                 (Address of principal executive offices)


Registrant's telephone number, including area code:       (612) 942-9880
                                                    --------------------------


                               Not Applicable
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report


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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not applicable.

Item 5.   OTHER EVENTS.

          Not applicable.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   Financial statements of businesses acquired.

                Not applicable.

          (b)   Pro forma financial information.

                Not applicable.

          (c)   Exhibits.

                The following exhibits are filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                Exhibit No.      Description
                -----------      -----------

                    23.2         Consent of Coopers & Lybrand L.L.P.

                    25.1         Form T-1 Statement of Eligibility of
                                 Norwest Bank Minnesota, National Association, as Trustee

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 1996                    OLYMPIC RECEIVABLES FINANCE CORP.,
                                       as originator of Olympic Automobile
                                       Receivables Trust 1996-B

                                       By: /s/ Brian S. Anderson
                                           ------------------------------------
                                           Brian S. Anderson
                                           Vice President


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                              INDEX TO EXHIBITS

Exhibit Number                                                             Page
- --------------                                                             ----

    23.2          Consent of Coopers & Lybrand L.L.P.

    25.1 Form T-1 Statement of Eligibility of Norwest Bank Minnesota, National Association, as Trustee